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                                                                   EXHIBIT 10.31

                                  BMC GUARANTEE


                  BMC GUARANTEE, dated as of May 31, 1996 (this "BMC GUARANTEE"), made by HOMESIDE HOLDINGS, INC., a Florida corporation (formerly named Barnett Mortgage Company and renamed "HomeSide Holdings, Inc." on the Closing Date; the "GUARANTOR"), in favor of CHEMICAL BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the lenders (the "LENDERS") parties to the Credit Agreement, dated as of May 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among HOMESIDE LENDING, INC. ("HOMESIDE") and HONOLULU MORTGAGE COMPANY, INC. ("HONOMO") as Borrowers (collectively, the "BORROWERS"), the Lenders, NATIONSBANK OF TEXAS, N.A., as Syndication Agent, BANKERS TRUST COMPANY, as Documentation Agent, THE FIRST NATIONAL BANK OF BOSTON, as Collateral Agent, and the Administrative Agent.


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrowers under the Credit Agreement that the Guarantor shall have executed and delivered this BMC Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and

                  WHEREAS, HomeSide is a wholly-owned subsidiary of the Guarantor; HonoMo is a wholly owned subsidiary of HomeSide; and it is to the advantage of the Guarantor that the Lenders make the Loans to the Borrowers;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrowers under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

1. DEFINED TERMS. (a) Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
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                  (b) As used herein, "OBLIGATIONS" means, collectively, the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrowers to the Administrative Agent, the Collateral Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrowers or the Guarantor pursuant to the terms of the Credit Agreement or this BMC Guarantee or any other Loan Document).

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this BMC Guarantee shall refer to this BMC Guarantee as a whole and not to any particular provision of this BMC Guarantee, and section and paragraph references are to this BMC Guarantee unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this BMC Guarantee. This BMC Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

                  3. RIGHT OF SET-OFF. The Administrative Agent, the Collateral Agent and each Lender is hereby irrevocably authorized at any time and from time to time without notice to

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the Guarantor, any such notice being expressly waived by the Guarantor, upon any amount of the Obligations becoming due and payable (whether at stated maturity, by acceleration or otherwise), to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent, the Collateral Agent or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Administrative Agent, the Collateral Agent or such Lender may elect, against or on account of the obligations and liabilities of the Guarantor to the Administrative Agent, the Collateral Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Document or otherwise, as the Administrative Agent, the Collateral Agent or such Lender may elect, whether or not the Administrative Agent, the Collateral Agent or such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent, the Collateral Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Administrative Agent, the Collateral Agent or such Lender, as the case may be, of the proceeds thereof; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, the Collateral Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

                  4. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to exercise any rights to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrowers or any other Guarantor or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other Loan Party in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
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                                                                               4



                  5. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, any Notes, and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this BMC Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of the Borrowers or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  6. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this BMC Guarantee or acceptance of this BMC Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this BMC Guarantee; and all dealings between the Borrowers or the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this BMC Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or the Guarantor with respect to the Obligations. This BMC Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect
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thereto at any time or from time to time held by the Administrative Agent or any
Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or any other Loan Party against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of the Guarantor under this BMC Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. This BMC Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this BMC Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

                  7. REINSTATEMENT. This BMC Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower, or any other Loan Party, or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. PAYMENTS. The Guarantor hereby agrees that the Obligations will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

                  9. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Administrative Agent and the Lenders that:
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                  (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                  (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this BMC Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this BMC Guarantee;

                  (c) this BMC Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                  (d) the execution, delivery and performance of this BMC Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this BMC Guarantee; and

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this BMC Guarantee or any of the transactions contemplated hereby or (ii) which has any reasonable likelihood of having a material adverse effect on the business, operations, property or financial or other condition of the Guarantor.

                  The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by a Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

                  10. COVENANTS. The Guarantor hereby covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this BMC Guarantee until the Obligations are paid in full and the commitments are terminated:
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                  (a) The terms of each of subsections 7.3, 7.4, 7.5, 7.6, 7.7,
7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 of the Credit Agreement shall apply to the Guarantor, MUTATIS MUTANDIS, to the same extent as if the references to a Borrower therein were references to the Guarantor, and the Guarantor will perform and satisfy all such covenants as so applied to it;

                  (b) The Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of the Guarantor, and, in particular, the Guarantor shall not declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Guarantor or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Guarantor, the Borrowers or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"), except that, (a) so long as no Event of Default has occurred and is continuing, (i) from cash dividends declared and paid to the Guarantor by HomeSide, the Guarantor may declare and pay cash dividends to Holdings in an amount equal to the actual taxes paid in cash by Holdings, such dividends to be paid substantially concurrently with the payment of such taxes by Holdings and to be returned to the Guarantor, who shall return it to HomeSide, to the extent not applied by Holdings thereto (PROVIDED that notwithstanding the existence of an Event of Default, the Guarantor shall not be prohibited by the terms of this subsection from paying taxes due and payable in respect of the Guarantor and its consolidated Subsidiaries), (ii) from cash dividends declared and paid to the Guarantor by HomeSide, the Guarantor may declare and pay cash dividends to Holdings to allow Holdings to redeem Capital Stock of Holdings held by directors and employees pursuant to employment arrangements of the Borrowers, in an aggregate annual amount not to exceed $2,000,000, (iii) from cash dividends declared and paid to the Guarantor by HomeSide, the Guarantor may declare and pay cash dividends to Holdings to allow Holdings to redeem redeemable Capital Stock issued in connection with the BBMC Acquisition and listed on Schedule 8.9 of the Credit Agreement in an amount not to exceed $7,500,000 in the aggregate after the Closing Date, and (iv) from cash dividends declared and paid to the Guarantor by HomeSide, the Guarantor may declare and pay cash dividends to Holdings in an amount not to exceed $75,000 in the aggregate in each fiscal year of HomeSide, to allow Holdings to pay fees and expenses incurred in the administration of its ordinary and normal activities and (b) so long as no Blockage Notice (as defined in the Credit Agreement) is in effect, from cash dividends declared and paid to the Guarantor by HomeSide, the Guarantor may declare and pay cash dividends to Holdings in an amount equal to the actual interest payable in cash by Holdings on the Holdings Notes, such dividends to be paid concurrently with the payment of such interest by Holdings and to be returned to the Guarantor, who shall return it to HomeSide, to the extent not applied by Holdings thereto.

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                  (c) The Guarantor shall not incur any Indebtedness or
Guarantee Obligations, or make any investments, loans or advances to any Person, or conduct, transact or otherwise engage, or commit to transact, conduct or otherwise engage, in any business or operations other than (i) the ownership of the capital stock of HomeSide and the exercise of rights and performance of obligations in connection therewith, (ii) the ownership of the BMC Servicing Rights (as defined the Credit Agreement) and activities related or incidental thereto, (iii) the entry into, and exercise of rights and performance of obligations in respect of, this BMC Guarantee, the BMC Pledge Agreement, the Holdings Pledge Agreement, the Second Lien Pledge Agreement to which it is a party, equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities to the extent such offering, issuance or sale does not constitute a Change of Control or would be otherwise inconsistent with the provisions of the Credit Agreement, (v) the entry into, and exercise of rights and performance of obligations in respect of, indentures, engagement letters, underwriting agreements and other agreements in respect of Indebtedness permitted under clause (iv) above or any offering, issuance or sale thereof, and the offering, issuance and sale of its debt securities representing such Indebtedness, (vi) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vii) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (viii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (ix) the performance of obligations under and in compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of HomeSide, (x) the incurrence and payment of any taxes for which it may be liable and (xi) other activities directly related to the foregoing.

                  11. AUTHORITY OF ADMINISTRATIVE AGENT. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this BMC Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this BMC Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  12. NOTICES. All notices, requests and demands to or upon the Administrative Agent, any Lender or the Guarantor to be effective shall be in writing (or by telex, fax or
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similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or
(iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement; and

                  (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

                  The Administrative Agent, each Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                  13. SEVERABILITY. Any provision of this BMC Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  14. INTEGRATION. This BMC Guarantee represents the entire agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

                  15. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this BMC Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, PROVIDED that any provision of this BMC Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

                  (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be

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construed as a bar to any right or remedy which the Administrative Agent or such
Lender would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  16. SECTION HEADINGS. The section headings used in this BMC Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  17. SUCCESSORS AND ASSIGNS. This BMC Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

                  18. GOVERNING LAW. THIS BMC GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  19. SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this BMC Guarantee and any other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant hereto;

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                  (d) agrees that nothing herein shall affect the right to
         effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  20. WAIVERS OF JURY TRIAL. THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS BMC GUARANTEE, OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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                  IN WITNESS WHEREOF, the undersigned has caused this BMC
Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                        HOMESIDE HOLDINGS, INC.


                                        By: /s/ Joe K. Pickett
                                            ------------------------------------
                                        Title:
                                              ----------------------------------


                                        Address for Notices:

                                        HomeSide Holdings, Inc.
                                        7301 Baymeadows Way
                                        Jacksonville, FL  32256
                                        Attention:  Robert J. Jacobs, Esq.
                                        Fax:  904-281-3513